UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 31, 2011

Date of Report

Date of earliest event reported

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On March 31, 2011, InfoSpace, Inc. requested from the Securities and Exchange Commission (the “Commission”) an extension of a previously granted order for confidential treatment of certain agreements between InfoSpace Sales LLC and Google Inc. In an order dated March 31, 2009, the Commission granted confidential treatment for, inter alia, certain confidential information contained in the Google Services Agreement Order Form between Google Inc. and InfoSpace Sales LLC dated October 1, 2005, (redacted version originally filed as Exhibit 10.36 to the InfoSpace, Inc. Annual Report on Form 10-K filed on March 2, 2009), Amended and Restated Google Services Agreement between Google Inc. and InfoSpace Sales LLC dated October 1, 2005, (redacted version originally filed as Exhibit 10.37 to the InfoSpace, Inc. Annual Report on Form 10-K filed on March 2, 2009), Amendment Number One to Amended and Restated Google Inc. Services Agreement and Order Form between Google Inc. and InfoSpace Sales LLC dated November 6, 2006, (redacted version originally filed as Exhibit 10.38 to the InfoSpace, Inc. Annual Report on Form 10-K filed on March 2, 2009), Amendment Number Two to Amended and Restated Google Inc. Services Agreement and Order Form between Google Inc. and InfoSpace Sales LLC dated February 1, 2008, (redacted version originally filed as Exhibit 10.39 to the InfoSpace, Inc. Annual Report on Form 10-K filed on March 2, 2009), and Amendment Number Four to Amended and Restated Google Inc. Services Agreement and Order Form between Google Inc. and InfoSpace Sales LLC dated December 1, 2008, (redacted version originally filed as Exhibit 10.40 to the InfoSpace, Inc. Annual Report on Form 10-K filed on March 2, 2009). In an order dated June 14, 2010, the Commission granted confidential treatment for, inter alia, certain confidential information contained in Amendment Number Five to Amended and Restated Google Inc. Services Agreement and Order Form between Google Inc. and InfoSpace Sales LLC dated February 1, 2010, (redacted version originally filed as Exhibit 10.4 to the InfoSpace, Inc. Quarterly Report on Form 10-Q filed on May 6, 2010). Also, in an order dated December 9, 2010, the Commission granted confidential treatment for, inter alia, certain confidential information contained in Amendment Number Six to Amended and Restated Google Inc. Services Agreement and Order Form between Google Inc. and InfoSpace Sales LLC dated August 1, 2010, (redacted version originally filed as Exhibit 10.1 to the InfoSpace, Inc. Quarterly Report on Form 10-Q filed on November 5, 2010). InfoSpace has requested an extension of the confidential treatment for the portions of these agreements that remain confidential until March 31, 2014. In accordance with the guidance provided by the Commission in the Division of Corporation Finance Staff Legal Bulletin No. 1, InfoSpace is re-filing these agreements to disclose the information that is no longer confidential. The revised redacted agreements are attached to this Current Report on Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 10.1* Google Services Agreement Order Form between Google Inc. and InfoSpace Sales LLC dated October 1, 2005.

Exhibit 10.2* Amended and Restated Google Services Agreement between Google Inc. and InfoSpace Sales LLC dated October 1, 2005.

Exhibit 10.3* Amendment Number One to Amended and Restated Google Inc. Services Agreement and Order Form between Google Inc. and InfoSpace Sales LLC dated November 6, 2006.

Exhibit 10.4* Amendment Number Two to Amended and Restated Google Inc. Services Agreement and Order Form between Google Inc. and InfoSpace Sales LLC dated February 1, 2008.

Exhibit 10.5* Amendment Number Four to Amended and Restated Google Inc. Services Agreement and Order Form between Google Inc. and InfoSpace Sales LLC dated December 1, 2008.

Exhibit 10.6* Amendment Number Five to Amended and Restated Google Inc. Services Agreement and Order Form between Google Inc. and InfoSpace Sales LLC dated February 1, 2010.

Exhibit 10.7* Amendment Number Six to Amended and Restated Google Inc. Services Agreement and Order Form between Google Inc. and InfoSpace Sales LLC dated August 1, 2010.

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this Current Report on Form 8-K and submitted separately to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2011

INFOSPACE, INC.

By:	/s/ Alesia L. Pinney
Alesia L. Pinney
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

EX-10.1*	Google Services Agreement Order Form dated October, 1, 2005

EX-10.2*	Amended and Restated Google Services Agreement dated October 1, 2005

EX-10.3*	Amendment Number One to Amended and Restated Google Service Agreement and Order Form dated November 6, 2006

EX-10.4*	Amendment Number Two to Amended and Restated Google Service Agreement and Order Form dated February 1, 2008

EX-10.5*	Amendment Number Four to Amended and Restated Google Service Agreement and Order Form dated December 1, 2008

EX-10.6*	Amendment Number Five to Amended and Restated Google Service Agreement and Order Form dated February 1, 2010

EX-10.7*	Amendment Number Six to Amended and Restated Google Service Agreement and Order Form dated August 1, 2010